UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08985

Western Asset Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2016

WESTERN ASSET

CORPORATE LOAN

FUND INC. (TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geo-graphic regions.

Fund name change

Prior to April 1, 2016, the Fund was known as LMP Corporate Loan Fund Inc. The individuals providing portfolio management services have not changed and will continue to manage and execute the Fund’s investment program, which remains unchanged.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Corporate Loan Fund Inc. for the twelve-month reporting period ended September 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective April 1, 2016, pursuant to a new subadvisory agreement, Western Asset Management Company began serving as subadviser for the Fund, providing day-to-day management services. The Fund’s current investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) continues to provide administrative and certain oversight services. The individuals providing portfolio management services have not changed and will continue to manage and execute the Fund’s investment program, which remains unchanged. The management fee paid by the Fund for investment management services will also remain unchanged.

In addition, effective April 1, 2016, the Fund changed its name from LMP Corporate Loan Fund Inc. to Western Asset Corporate Loan Fund Inc. The Fund’s shares continue to trade under its existing New York Stock Exchange symbol “TLI”. For more information, please consult the website at www.lmcef.com.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Western Asset Corporate Loan Fund Inc.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

October 28, 2016

Western Asset Corporate Loan Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s initial reading for third quarter 2016 GDP growth — released after the reporting period ended — was 2.9%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, a smaller decrease in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on September 30, 2016, the unemployment rate was 5.0%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In September 2016, 24.9% of Americans looking for a job had been out of work for more than six months, versus 26.8% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on September 21, 2016, as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the September meeting it said, “The Committee judges that the case for an increase in the federal funds rate has strengthened but decided, for the time being, to wait for further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

October 28, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Corporate Loan Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions. Under normal market conditions, the Fund invests at least 80% of total assets in collateralized senior loans.

The Fund may also invest up to 20% of total assets in uncollateralized senior loans; investment and non-investment grade corporate debt securities; U.S. government debt; money market instruments; derivatives designed to hedge risks inherent in the Fund’s portfolio; and certain other securities received in connection with investments in collateralized senior loans. The Fund’s emphasis on long-term investing is combined with consistent monitoring and selling on early warning signs whenever possible. The core credit strategy of the Fund is to identify strong credits in stable industries through thorough analysis and research.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Timothy J. Settel.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Market conditions were volatile over the twelve months ended September 30, 2016 as investor sentiment changed dramatically. Late 2015 and early 2016 saw a significant sell-off in risky credit assets, but since mid-February 2016 those same markets have meaningfully rallied.

The significant shift of investors’ risk tolerance can largely be attributed to broader macro issues, including oil price volatility, uncertain global economic growth, the U.K.‘s referendum to leave the European Union (“Brexit”), global central bank monetary policy, and global fund flows.

Short-term Treasury yields moved higher in sympathy to central bank policy, while long-term Treasury yields declined during the twelve months ended September 30, 2016. Two-year Treasury yields began the reporting period at 0.64% and ended the period at 0.77%. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.56% on July 5, 2016. Ten-year Treasury yields were 2.06% at the beginning of the period and ended the period at 1.60%. Their peak of 2.36% was on November 9, 2015 and their low of 1.37% occurred on both July 5 and July 8, 2016.

For the twelve months ended September 30, 2016, the Bloomberg Barclays U.S. Aggregate Indexi gained 5.19% while the leveraged loan market, as measured by the S&P/LSTA Performing Loan Indexii, returned 5.70%.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s risk exposure by paring our allocation to the Basic Industry1 sector, including coal and iron-ore related securities. We maintained our exposure to the Energy sector with a bias toward upgrading the quality of our holdings within the sector. We also made some shifts within our retail exposure as we are seeing increased pressure on margins and profitability, particularly within operations with high fixed costs. Our underweight to the Technology sector continues to grow as the sector has seen significant issuance and we are not finding enough attractive opportunities within the space. We also reduced our high-yield bond exposure given the very strong rally experienced year-to-date. While we did focus on reducing risk, particularly in the second half of 2016, we maintained our overweight to B-rated and CCC-rated securities. We currently find the B-rated sector to be the most attractive rating category within the loan market.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 29% of the gross assets of the Fund, versus roughly 33% at the beginning of the period. The use of leverage, in general, was positive for absolute performance during the twelve months ended September 30, 2016.

Performance review

For the twelve months ended September 30, 2016, Western Asset Corporate Loan Fund Inc. returned 6.36% based on its net asset value (“NAV”)iii and 13.48% based on its New York Stock Exchange (“NYSE”) market price per share. The S&P/LSTA Performing Loan Index (the “Index”) and the Lipper Loan Participation Closed-End Funds Category Averageiv returned 5.70% and 6.99%, respectively, over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to common stock shareholders totaling $0.87 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2016
Price Per Share	12-Month Total Return**
$11.53 (NAV)	6.36	%†
$10.70 (Market Price)	13.48	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*	For the tax character of distributions paid during the fiscal year ended September 30, 2016, please refer to page 35 of this report.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

2	WesternAsset Corporate Loan Fund Inc. 2016 Annual Report

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its bias towards lower-rated securities. In particular, an overweight to lower quality CCC-rated loans was rewarded given the outperformance of lower rated loans during the reporting period.

An overweight to the Energy sector was also additive as it rallied sharply along with the rebound in oil prices. Overweight positions to Capital Goods1 and Transportation sectors were also beneficial, as they both outperformed the Index.

Overweight positions in a number of individual securities contributed to performance, including telecommunications provider Sprint (Sprint Capital Corp. and Sprint Corp.), Canadian-based exploration and production (“E&P”) company Teine Energy Ltd. and for-profit university and college company Laureate Education Inc. Sprint is the third largest wireless provider in the U.S., with approximately 59 million subscriber units on their network. They are an asset rich company with a strong national presence, but they face intense price competition and a high debt burden. The company reported better than expected financial results over the fiscal year and continued to reinforce its liquidity position and address its balance sheet. Teine Energy is an energy entity that got caught in the sell-off within the energy space. The company successfully extended its maturity profile and benefited from improving crude oil pricing and a supportive equity sponsor. Laureate Education, has a strong global presence, but suffered a little within some of its international operations. The company recently announced various asset sales which were earmarked to pay down debt, as well as committed to completing an initial public offering (“IPO”) by August 2017.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were its underweights to the Basic Industry and Insurance sectors, as they both outperformed the Index.

Elsewhere, several individual positions detracted from results, including the Fund’s overweight exposures to printing and specialty paper company NewPage Corp., offshore deep water drilling company Pacific Drilling SA and integrated primary steel producer Essar Steel Algoma Inc. NewPage is a coated paper company that was acquired by Verso Corp. in January 2015. The coated paper industry suffers from over-supply and declining demand. Greater electronic substitution and less print advertising has accelerated in the commercial printing, magazines, catalogs, books and advertising inserts market. Verso’s acquisition of NewPage was predicated on the ability to reduce the surplus supply and wring out cost savings from the consolidated entity. The cost benefits failed to materialize fast enough and the company ultimately filed for Chapter 11 in January 2016. Pacific Drilling’s operations have suffered as only three of its seven off-shore drilling ships are currently under contract. While the assets are relatively new and valuable, there is not a lot of demand for high specification

[1]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	3

Fund overview (cont’d)

ultra-deep water drill ships given current commodity prices. In addition, further rig capacity is expected in the near future which could drive contract prices down further. Essar Steel faced a liquidity crisis due to the combination of 1) the summer’s low steel prices and 2) the loss of a favorable supply contract which required the purchasing of more expensive feedstock. The result is that Essar Steel filed for Chapter 11 in July 2016 and the company’s insolvency case in Canada is proceeding.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 28, 2016

RISKS: The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions, which could increase volatility. High-yield lower-rated securities (commonly known as “junk bonds”), involve greater credit and liquidity risks than investment grade securities.

4	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The S&P/LSTA Performing Loan Index is a sub-index of the S&P/LSTA Leveraged Loan Index (LLI) and it is all loans excluding those in payment default. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

iii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2016 and September 30, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

*	Represents less than 0.1%.

6	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

Spread duration (unaudited)

Economic exposure — September 30, 2016

Total Spread Duration
TLI	— 2.41 years
Benchmark	— 2.03 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— Western Asset Corporate Loan Fund Inc.
HY	— High Yield

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — September 30, 2016

Total Effective Duration
TLI	— 0.62 years
Benchmark	— 0.13 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— Western Asset Corporate Loan Fund Inc.
HY	— High Yield

8	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

Schedule of investments

September 30, 2016

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Senior Loans(a)(b) — 124.9%
Basic Industry — 4.0%
Allnex (Luxembourg) & Cy S.C.A., 2016 USD Term Loan B2	—	9/13/23	$131,174	$132,650	(c)
Allnex USA Inc., USD Term Loan B3	—	9/13/23	98,826	99,937	(c)
Atlas Iron Ltd., Capex Term Loan B	8.580%	5/6/21	986,167	493,083
Bowie Resource Holdings LLC, First Lien Term Loan	6.750%	8/14/20	87,953	73,001
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	643,500	177,365	*(d)
Murray Energy Corp., Term Loan B2	8.250%	4/16/20	1,071,490	917,463
Phibro Animal Health Corp., Term Loan B	4.000%	4/16/21	586,500	584,545
PQ Corp., USD Term Loan	5.750%	11/4/22	1,620,938	1,634,108
Versum Materials Inc., Term Loan	—	9/20/23	120,000	120,862	(c)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	385,042	300,333
Total Basic Industry				4,533,347
Capital Goods — 7.7%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	539,607	541,674
Aspen Merger Sub Inc., First Lien Term Loan	—	9/21/23	267,000	269,338	(c)
Aspen Merger Sub Inc., Second Lien Term Loan	—	9/21/24	290,000	288,550	(c)
Berry Plastics Holding Corp., Term Loan H	3.750%	10/1/22	750,396	753,398
BWAY Holding Co. Inc., New Term Loan B	5.500-7.000%	8/14/20	1,257,861	1,265,591
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	994,807	993,149
Coveris Holdings SA, 2015 Term Loan B1	4.500%	5/8/19	667,515	667,515
GYP Holdings III Corp., Add On First Lien Term Loan	4.500%	4/1/21	805,136	804,882	(c)
LS Newco Pty Ltd., 2016 Term Loan B	5.000%	5/21/22	354,375	356,590
Printpack Holdings Inc., 2016 Term Loan	5.000%	7/12/23	805,894	814,941
Reynolds Group Holdings Inc., 2016 USD Term Loan	—	2/5/23	240,000	241,023	(c)
STS Operating Inc., Term Loan	4.750%	2/12/21	552,822	496,158
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	492,500	446,944
WP CPP Holdings LLC, Term Loan B3	4.500%	12/28/19	945,717	929,167
Total Capital Goods				8,868,920
Communications — 11.5%
Charter Communications Operating LLC, 2016 Term Loan I	3.500%	1/24/23	716,400	721,822
Checkout Holding Corp., First Lien Term Loan	4.500%	4/9/21	263,925	241,491
CSC Holdings LLC, 2015 Term Loan B	5.000%	10/9/22	1,147,125	1,151,427
InfoGroup Inc., New Term Loan	7.000%	5/26/18	932,420	923,873
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	966,171	922,349
Level 3 Financing Inc., 2013 Term Loan B	4.000%	1/15/20	310,000	312,131
Level 3 Financing Inc., 2015 Term Loan B2	3.500%	5/31/22	440,000	443,025
Level 3 Financing Inc., New 2019 Term Loan	4.000%	8/1/19	500,000	503,047

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	9

Schedule of investments (cont’d)

September 30, 2016

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Communications — continued
McGraw-Hill Global Education Holdings LLC, 2016 Term Loan B	5.000%	5/4/22	$987,525	$993,944
NEP/NCP Holdco Inc., Incremental Term Loan	4.250%	1/22/20	934,735	932,106
Numericable U.S. LLC, USD Term Loan B7	5.002%	1/15/24	1,117,200	1,128,023
Rentpath Inc., First Lien Term Loan	6.250%	12/17/21	1,695,621	1,606,601
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	1,028,512	1,031,244
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	523,383	524,692
UPC Financing Partnership, USD Term Loan AN	4.080%	8/31/24	1,130,000	1,136,180
Ziggo Financing Partnership, USD Term Loan B1	3.652%	1/15/22	323,698	323,647
Ziggo Financing Partnership, USD Term Loan B2A	3.652%	1/15/22	186,120	186,091
Ziggo Financing Partnership, USD Term Loan B3	3.701%	1/15/22	59,756	59,747
Total Communications				13,141,440
Consumer Cyclical — 31.8%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	1,276,948	1,251,409
Affinity Gaming LLC, Initial Term Loan	5.000%	7/1/23	119,700	119,999
AP NMT Acquisition BV, USD First Lien Term Loan	6.750%	8/13/21	395,527	353,997	(e)
AP NMT Acquisition BV, USD Second Lien Term Loan	10.000%	8/13/22	50,000	37,385	(e)
Aristocrat Technologies Inc., 2016 Term Loan B	3.500%	10/20/21	1,639,344	1,647,030
Bass Pro Group LLC, 2015 Term Loan	4.000%	6/5/20	741,237	741,692
Boyd Gaming Corp., Term Loan B2	3.845%	9/15/23	710,000	715,680
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	1,121,888	1,120,386
Caesars Entertainment Resort Properties LLC, Term Loan B	7.000%	10/11/20	1,176,725	1,173,048
Caesars Growth Properties Holdings LLC, Term Loan	6.250%	5/8/21	494,082	489,141
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	934,771	937,400
CEC Entertainment Inc., Term Loan B	4.000%	2/14/21	1,011,075	996,451
CityCenter Holdings LLC, Term Loan B	4.250%	10/16/20	778,035	784,032
Crossmark Holdings Inc., First Lien Term Loan	4.500%	12/20/19	599,213	392,484	(e)
CS Intermediate Holdco 2 LLC, New Term Loan B	4.000%	4/4/21	351,900	354,173
CWGS Group LLC, Term Loan	5.750%	2/20/20	1,874,679	1,879,952
Dollar Tree Inc., Term Loan B2	4.250%	7/6/22	260,000	262,356
Dollar Tree Inc., Term Loan B3	3.063%	7/6/22	282,911	284,680
Equinox Holdings Inc., Repriced Term Loan B	5.000%	1/31/20	1,004,350	1,009,999
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	500,000	502,083
Fitness International LLC, Term Loan B	6.000%	7/1/20	1,805,742	1,806,117	(e)
Four Seasons Holdings Inc., New First Lien Term Loan	5.250%	6/27/20	200,469	201,513
Hilton Worldwide Finance LLC, Term Loan B1	3.500%	10/26/20	31,835	32,014
Hilton Worldwide Finance LLC, Term Loan B2	3.025-3.215%	10/25/23	325,442	328,231

See Notes to Financial Statements.

10	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
J. Crew Group Inc., Term Loan B	4.000%	3/5/21	$744,650	$591,199
KAR Auction Services Inc., Term Loan B3	4.375%	3/9/23	427,850	434,129
Kate Spade & Co., Term Loan B	4.000%	4/10/21	992,406	994,266
La Quinta Intermediate Holdings LLC, Term Loan B	3.750%	4/14/21	831,821	829,395
Landry’s Inc., 2016 Term Loan B	—	10/4/23	1,040,000	1,046,500	(c)
Landry’s Inc., Term Loan B	4.000%	4/24/18	1,276,333	1,279,523
Leslie’s Poolmart Inc., 2016 Term Loan	5.250%	8/16/23	1,020,000	1,028,287	(c)
LTF Merger Sub Inc., Term Loan B	4.250%	6/10/22	434,386	435,427
Match Group Inc., Term Loan B1	5.500%	11/16/22	146,250	147,530
Michaels Stores Inc., Incremental 2014 Term Loan B2	3.445-4.000%	1/28/20	221,774	222,560
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	805,860	809,554
Mohegan Tribal Gaming Authority, New Term Loan B	5.500%	6/15/18	1,133,892	1,133,715
Monitronics International Inc., Term Loan B2	—	9/22/22	580,120	578,670	(c)
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	678,793	629,217
Petco Animal Supplies Inc., 2016 Term Loan B1	5.000%	1/26/23	846,922	855,862
PetSmart Inc., Term Loan B1	4.250%	3/11/22	1,059,063	1,062,372
Realogy Corp., 2016 Term Loan B	3.750%	7/20/22	424,501	427,685
Scientific Games International Inc., 2014 Term Loan B2	6.000%	10/1/21	1,766,013	1,770,290
Station Casinos LLC, 2016 Term Loan B	3.750%	6/8/23	738,150	742,024
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	1,549,715	1,170,035
TransUnion LLC, Term Loan B2	3.588%	4/9/21	765,627	769,114
UFC Holdings LLC, First Lien Term Loan	5.000%	8/18/23	710,000	715,832
UFC Holdings LLC, Second Lien Term Loan	8.500%	8/18/24	830,000	839,960
World Triathlon Corp., Term Loan	5.250%	6/26/21	469,812	467,463
Total Consumer Cyclical				36,401,861
Consumer Non-Cyclical — 32.1%
Access CIG LLC, First Lien Term Loan	6.000-7.500%	10/18/21	1,326,839	1,325,734
Acosta Holdco Inc., 2015 Term Loan	4.250%	9/26/21	704,629	672,920
AdvancePierre Foods Inc., 2016 Term Loan	4.500%	6/2/23	1,314,000	1,323,992
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/6/22	1,698,500	1,688,734
Akorn Inc., Term Loan B	5.250%	4/16/21	967,428	979,521
Albertsons LLC, 2016 Term Loan B4	4.500%	8/25/21	179,550	180,852
Albertsons LLC, 2016 Term Loan B6	4.750%	6/22/23	76,190	77,000
Anchor Hocking LLC, Exit Term Loan	10.000%	6/4/18	437,859	405,019	(e)
BioScrip Inc., Delayed Draw Term Loan	6.500%	7/31/20	342,634	332,926
BioScrip Inc., Term Loan B	6.500%	7/31/20	571,056	554,877
Candy Intermediate Holdings Inc., 2016 Term Loan	5.500%	6/15/23	807,975	813,025
Catalent Pharma Solutions Inc., USD Term Loan B	4.250%	5/20/21	320,143	322,699

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	11

Schedule of investments (cont’d)

September 30, 2016

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
CHG Healthcare Services Inc., 2016 Term Loan B	4.750%	6/7/23	$796,000	$801,899
Convatec Inc., USD Term Loan	4.250%	6/15/20	1,362,974	1,369,141
CSM Bakery Solutions LLC, First Lien Term Loan	5.000%	7/3/20	840,727	816,556
CSM Bakery Solutions LLC, Second Lien Term Loan	8.750%	7/3/21	1,090,000	994,625
Curo Health Services Holdings Inc., 2015 First Lien Term Loan	6.500%	2/7/22	1,428,250	1,433,606
DaVita HealthCare Partners Inc., Term Loan B	3.500%	6/24/21	488,750	492,263
Dell Inc., Term Loan A2	—	9/7/21	1,100,000	1,081,209	(c)
DJO Finance LLC, 2015 Term Loan	4.250%	6/8/20	623,700	612,591
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	1,665,807	1,666,154
Envision Healthcare Corp., Initial Term Loan	4.250%	5/25/18	777,019	779,124
Greatbatch Ltd., Term Loan B	5.250%	10/27/22	994,744	984,051
Hearthside Group Holdings LLC, Term Loan	4.500%	6/2/21	322,575	323,268
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	1,667,908	1,627,513
Jaguar Holding Co. II, 2015 Term Loan B	4.250%	8/18/22	1,144,557	1,149,565
Keurig Green Mountain Inc., USD Term Loan B	5.250%	3/3/23	689,339	699,334
KIK Custom Products Inc., 2015 Term Loan B	6.000%	8/26/22	1,121,451	1,123,320
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	1,350,434	1,325,676
Libbey Glass Inc., Term Loan B	3.750%	4/9/21	122,643	122,899
Party City Holdings Inc., 2015 Term Loan B	4.250-4.490%	8/19/22	1,253,896	1,259,270
Radnet Management Inc., 2016 Term Loan B	4.750-6.250%	7/1/23	1,196,659	1,197,407
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,316,000	1,309,420
Select Medical Corp., Series F Term Loan B	6.000-7.500%	3/3/21	766,150	774,041
ServiceMaster Co., 2014 Term Loan B	4.250%	7/1/21	893,165	903,910
Shearer’s Foods Inc., First Lien Term Loan	4.938%	6/30/21	117,600	116,644
Shearer’s Foods Inc., Second Lien Term Loan	7.750%	6/30/22	590,000	539,112
Spencer Gifts LLC, Term Loan B1	5.250%	6/29/22	430,792	383,405	(e)
Sterigenics-Nordion Holdings LLC, 2015 Term Loan B	4.250%	5/15/22	873,070	874,140
Team Health Inc., 2016 Term Loan	3.838%	11/23/22	377,155	379,389
USAGM HoldCo LLC, 2016 Incremental Delayed Draw Term Loan	5.500%	7/28/22	120,000	120,488	(c)
USAGM HoldCo LLC, 2016 Incremental Term Loan	5.500%	7/28/22	630,000	632,560
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.500%	4/1/22	1,549,385	1,555,970
Vizient Inc., First Lien Term Loan	6.250%	2/13/23	706,082	714,908
Total Consumer Non-Cyclical				36,840,757
Electric — 10.0%
Chief Power Finance LLC, Term Loan B	5.750%	12/31/20	1,291,294	1,063,703

See Notes to Financial Statements.

12	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Electric — continued
EIF Channelview Cogeneration LLC, Term Loan B	4.255%	5/8/20	$260,043	$249,316
Empire Generating Co., LLC, Term Loan B	5.250%	3/14/21	839,514	734,575
Empire Generating Co., LLC, Term Loan C	5.250%	3/14/21	66,783	58,435
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	1,650,000	1,656,875
Exgen Texas Power LLC, Term Loan B	5.750%	9/16/21	852,358	699,467
Green Energy Partners/Stonewall LLC, Term Loan B1	6.500%	11/13/21	500,000	488,750	(e)
Moxie Patriot LLC, Term Loan B1	6.750%	12/19/20	843,912	823,869
NRG Energy Inc., 2016 Term Loan B	3.500%	6/30/23	664,335	666,757
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	694,750	647,854	(e)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	1,063,800	957,420	(e)
Terra-Gen Finance Co., LLC, Term Loan B	5.250%	12/9/21	340,332	292,686
Texas Competitive Electric Holdings Co., LLC, 2016 DIP Term Loan B	5.000%	10/31/17	879,320	885,915
Texas Competitive Electric Holdings Co., LLC, 2016 DIP Term Loan C	5.000%	10/31/17	200,547	202,051
TPF II Power LLC, Term Loan B	5.000%	10/2/21	1,012,935	1,025,597	(e)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	1,004,198	999,177
Total Electric				11,452,447
Energy — 4.3%
Chesapeake Energy Corp., Term Loan	8.500%	8/23/21	570,000	598,785
EP Energy LLC, 2016 Term Loan	9.750%	6/30/21	730,000	718,442
Expro FinServices S.a r.l., Term Loan	5.750%	9/2/21	865,129	732,115
FTS International Inc., New Term Loan B	5.750%	4/16/21	398,364	161,005
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	386,195	270,337	(e)
Houston Fuel Oil Co., LLC, Term Loan B	4.250%	8/19/21	558,600	550,221
KCA Deutag U.S. Finance LLC, Term Loan	6.250%	5/15/20	883,595	764,309
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	40,836	39,815	(e)(f)
MEG Energy Corp., REFI Term Loan	3.595%	3/31/20	672,989	626,890
Pacific Drilling SA, Term Loan B	4.500%	6/3/18	1,419,536	401,019
Paragon Offshore Finance Co., Term Loan B	5.250%	7/18/21	276,500	68,895	(e)
Total Energy				4,931,833
Financial Other — 1.4%
Flying Fortress Inc., New Term Loan	3.588%	4/30/20	900,000	906,187
PGX Holdings Inc., First Lien Term Loan	5.990%	9/29/20	683,571	683,999
Total Financial Other				1,590,186
Industrial Other — 6.7%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/20/20	863,300	861,681
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	890,000	888,887

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	13

Schedule of investments (cont’d)

September 30, 2016

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Industrial Other — continued
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	$558,485	$542,289
Hilex Poly Co., LLC, Term Loan B	6.000%	12/5/21	443,250	447,267
Laureate Education Inc., 2016 Term Loan	8.157%	3/17/21	1,748,983	1,742,060
Lineage Logistics Holdings LLC, 2014 Term Loan	4.500%	4/7/21	1,503,201	1,488,169
Nord Anglia Education Finance LLC, Term Loan	5.000%	3/31/21	1,507,664	1,515,203
Southwire Co., Term Loan	3.000%	2/10/21	212,123	211,151
Total Industrial Other				7,696,707
Insurance — 1.1%
MPH Acquisition Holdings LLC, 2016 Term Loan B	5.000%	6/7/23	1,262,939	1,280,305
Property & Real Estate — 0.9%
Communications Sales & Leasing Inc., Term Loan B	5.000%	10/24/22	1,056,625	1,061,512
Technology — 5.7%
CompuCom Systems Inc., REFI Term Loan B	4.250%	5/9/20	1,893,968	1,351,229
Donnelley Financial Solutions Inc., Term Loan B	—	9/23/23	230,000	231,438	(c)
First Data Corp., 2022 Term Loan	4.275%	7/8/22	500,000	503,576
First Data Corp., Extended 2021 Term Loan	4.525%	3/24/21	1,924,863	1,938,753
Infinity Acquisition LLC, New Term Loan B	4.250%	8/6/21	1,258,611	1,200,400
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	274,706	280,749
ON Semiconductor Corp., Term Loan B	5.250%	3/31/23	490,000	493,539
Western Digital Corp., USD 2016 Term Loan B1	4.500%	4/29/23	504,735	510,887
Total Technology				6,510,571
Transportation — 7.7%
Air Canada, 2016 Term Loan B	—	9/21/23	390,000	391,716	(c)
American Airlines Inc., 2016 Term Loan B	3.502%	4/28/23	360,000	361,406
American Airlines Inc., New Term Loan	3.250%	6/27/20	513,150	514,834
Commercial Barge Line Co., 2015 First Lien Term Loan	9.750%	11/12/20	1,267,500	1,237,397
Hertz Corp., 2016 Term Loan B	3.500%	6/30/23	1,745,625	1,759,653
Syncreon Global Finance (U.S.) Inc., Term Loan B	5.250%	10/28/20	1,890,940	1,706,573
U.S. Airways Group Inc., New Term Loan B1	3.500%	5/23/19	543,200	544,813
United Airlines Inc., New Term Loan B	3.250%	4/1/19	231,600	232,372
XPO Logistics Inc., Term Loan B2	4.250%	10/30/21	2,117,114	2,131,140
Total Transportation				8,879,904
Total Senior Loans (Cost — $145,981,902)				143,189,790
Corporate Bonds & Notes — 15.8%
Consumer Discretionary — 5.8%
Auto Components — 0.9%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	1,000,000	1,053,750	(g)

See Notes to Financial Statements.

14	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Diversified Consumer Services — 1.9%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	$2,000,000	$2,185,000	(g)
Media — 3.0%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	360,000	376,599	(g)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000	205,675
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	200,000	199,440	(g)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	325,000	332,618	(g)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	2,200,000	2,249,500	(g)
Total Media				3,363,832
Total Consumer Discretionary				6,602,582
Energy — 3.4%
Energy Equipment & Services — 0.3%
Ensco PLC, Senior Notes	4.700%	3/15/21	320,000	287,840
Oil, Gas & Consumable Fuels — 3.1%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	310,000	356,500	(g)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.000%	12/15/20	200,000	202,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	230,000	233,450
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	490,000	452,025	(g)
Magnum Hunter Resources Corp. Escrow	—	—	120,000	0	(d)(e)(f)(h)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	120,000	130,800	(g)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	140,000	134,400
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	130,000	125,125
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	150,000	144,000
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	490,000	395,675	(e)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,410,000	1,417,050	(g)
Total Oil, Gas & Consumable Fuels				3,591,525
Total Energy				3,879,365
Financials — 1.1%
Consumer Finance — 0.6%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	90,000	96,750
Navient Corp., Senior Notes	5.000%	10/26/20	470,000	464,713
Navient Corp., Senior Notes	6.125%	3/25/24	200,000	187,250
Total Consumer Finance				748,713

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	15

Schedule of investments (cont’d)

September 30, 2016

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Thrifts & Mortgage Finance — 0.5%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	$580,000	$578,550	(g)
Total Financials				1,327,263
Health Care — 1.2%
Health Care Equipment & Supplies — 0.2%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	310,000	289,075	(g)
Health Care Providers & Services — 0.8%
HCA Inc., Senior Secured Notes	5.250%	6/15/26	190,000	202,350
Tenet Healthcare Corp., Senior Secured Bonds	4.350%	6/15/20	410,000	414,141	(i)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	270,000	258,525
Total Health Care Providers & Services				875,016
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	280,000	242,900	(g)
Total Health Care				1,406,991
Industrials — 0.5%
Marine — 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	230,000	170,200	(g)
Road & Rail — 0.3%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	350,000	360,500	(g)
Total Industrials				530,700
Real Estate — 0.6%
Equity Real Estate Investment Trusts (REITs) — 0.6%
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	360,000	374,400	(g)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	260,000	270,400
Total Real Estate				644,800
Telecommunication Services — 2.9%
Diversified Telecommunication Services — 1.4%
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,000,000	760,000
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	680,000	685,100	(g)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	200,000	205,224	(g)
Total Diversified Telecommunication Services				1,650,324
Wireless Telecommunication Services — 1.5%
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	30,750
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,000,000	1,010,000
Sprint Corp., Senior Notes	7.250%	9/15/21	650,000	655,687
Total Wireless Telecommunication Services				1,696,437
Total Telecommunication Services				3,346,761

See Notes to Financial Statements.

16	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Utilities — 0.3%
Independent Power and Renewable Electricity Producers — 0.3%
Calpine Corp., Senior Notes	5.250%	6/1/26	$160,000	$162,400	(g)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	272,802	209,035
Total Utilities				371,435
Total Corporate Bonds & Notes (Cost — $17,090,905)				18,109,897

			Shares
Common Stocks — 2.4%
Consumer Discretionary — 0.6%
Automobiles — 0.1%
Dayco Products LLC			4,912	144,904
Household Durables — 0.5%
EveryWare Global Inc.			84,519	602,198	*(e)(f)
Total Consumer Discretionary				747,102
Energy — 1.3%
Oil, Gas & Consumable Fuels — 1.3%
Magnum Hunter Resources Corp.			45,346	566,825	*(e)
SemGroup Corp., Class A Shares			24,938	881,808
Total Energy				1,448,633
Materials — 0.5%
Metals & Mining — 0.2%
Atlas Iron Ltd.			45,391,139	252,940	*(f)
Paper & Forest Products — 0.3%
Verso Corp., Class A Shares			44,908	289,656	*
Total Materials				542,596
Total Common Stocks (Cost — $5,191,213)				2,738,331

		Expiration Date	Warrants
Warrants — 0.0%
Atlas Iron Ltd. (Cost — $0)		7/31/17	32,891,063	0	*(e)(f)(h)
Total Investments before Short-Term Investments (Cost — $168,264,020)				164,038,018

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	17

Schedule of investments (cont’d)

September 30, 2016

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Shares	Value
Short-Term Investments — 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $879,505)	0.253%	879,505	$879,505
Total Investments — 143.9% (Cost — $169,143,525#)			164,917,523
Liabilities in Excess of Other Assets — (43.9)%			(50,317,502)
Total Net Assets — 100.0%			$114,600,021

†	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(c)	All or a portion of this loan is unfunded as of September 30, 2016. The interest rate for fully unfunded term loans is to be determined.

(d)	The coupon payment on these securities is currently in default as of September 30, 2016.

(e)	Illiquid security (unaudited).

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(h)	Value is less than $1.

(i)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $169,753,976.

Abbreviations used in this schedule:
DIP	— Debtor-in-Possession
REFI	— Refinancing
Second Lien	— Subordinate Lien to First Lien

See Notes to Financial Statements.

18	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

Statement of assets and liabilities

September 30, 2016

Assets:
Investments, at value (Cost — $169,143,525)	$164,917,523
Receivable for securities sold	1,910,045
Interest receivable	1,403,933
Prepaid expenses	10,078
Total Assets	168,241,579

Liabilities:
Loan payable (Note 5)	48,500,000
Payable for securities purchased	4,699,902
Due to custodian	117,768
Investment management fee payable	100,092
Interest payable	46,241
Directors’ fees payable	4,244
Accrued expenses	173,311
Total Liabilities	53,641,558
Total Net Assets Applicable to Common Shareholders	$114,600,021

Net Assets Applicable to Common Shareholders:
Common Stock par value ($0.001 par value; 9,935,917 shares issued and outstanding; 150,000,000 common shares authorized)	$9,936
Paid-in capital in excess of par value	144,905,711
Undistributed net investment income	1,141,926
Accumulated net realized loss on investments	(27,231,550)
Net unrealized depreciation on investments	(4,226,002)
Total Net Assets Applicable to Common Shareholders	$114,600,021

Common Shares Outstanding	9,935,917

Net Asset Value Per Common Share	$11.53

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	19

Statement of operations

For the Year Ended September 30, 2016

Investment Income:
Interest	$9,560,116
Dividends	44,888
Total Investment Income	9,605,004

Expenses:
Investment management fee (Note 2)	1,296,129
Interest expense (Note 5)	714,241
Legal fees	257,684
Excise tax (Note 1)	76,365
Audit and tax fees	67,720
Transfer agent fees	34,772
Shareholder reports	33,329
Commitment fees (Note 5)	31,478
Directors’ fees	30,279
Stock exchange listing fees	21,702
Rating agency fees	16,294
Auction agent fees	13,176
Fund accounting fees	11,148
Insurance	2,789
Custody fees	2,731
Auction participation fees (Note 7)	128
Miscellaneous expenses	16,014
Total Expenses	2,625,979
Less: Fee waivers and/or expense reimbursements (Note 2)	(81,008)
Net Expenses	2,544,971
Net Investment Income	7,060,033

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(6,133,657)
Change in Net Unrealized Appreciation (Depreciation) From Investments	5,793,506
Net Loss on Investments	(340,151)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 7)	(394)
Increase in Net Assets Applicable to Common Shareholders From Operations	$6,719,488

See Notes to Financial Statements.

20	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2016	2015

Operations:
Net investment income	$7,060,033	$7,916,309
Net realized loss	(6,133,657)	(1,501,475)
Change in net unrealized appreciation (depreciation)	5,793,506	(10,161,628)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(394)	(35,898)
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	6,719,488	(3,782,692)

Distributions to Common Shareholders From (Note 1):
Net investment income	(8,644,248)	(8,644,248)
Decrease in Net Assets From Distributions to Common Shareholders	(8,644,248)	(8,644,248)

Fund Share Transactions:
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Stock (Note 7)	—	3,412,500
Increase in Net Assets From Fund Share Transactions	—	3,412,500
Decrease in Net Assets Applicable to Common Shareholders	(1,924,760)	(9,014,440)

Net Assets Applicable to Common Shareholders:
Beginning of year	116,524,781	125,539,221
End of year*	$114,600,021	$116,524,781
*Includes undistributed net investment income of:	$1,141,926	$2,349,270

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	21

Statement of cash flows

For the Year Ended September 30, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$6,719,882
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(70,270,018)
Sales of portfolio securities	75,234,015
Net purchases, sales and maturities of short-term investments	4,915,787
Payment-in-kind	(229,883)
Net amortization of premium (accretion of discount)	(632,290)
Decrease in receivable for securities sold	379,709
Increase in interest receivable	(70,531)
Decrease in prepaid expenses	27,670
Increase in payable for securities purchased	137,114
Decrease in investment management fee payable	(8,014)
Increase in Directors’ fees payable	817
Increase in interest payable	3,898
Increase in accrued expenses	29,115
Net realized loss on investments	6,133,657
Change in net unrealized appreciation (depreciation) of investments	(5,793,506)
Net Cash Provided by Operating Activities*	16,577,422

Cash Flows From Financing Activities:
Distributions paid on common stock	(8,644,248)
Decrease in loan payable	(7,500,000)
Repurchase of Auction Rate Cumulative Preferred Stock	(875,000)
Distributions paid on Auction Rate Cumulative Preferred Stock	(575)
Increase in due to custodian	117,768
Net Cash Used in Financing Activities	(16,902,055)
Net Decrease in Cash	(324,633)
Cash at Beginning of Year	324,633
Cash at End of Year	—

*	Included in operating expenses is cash of $734,653 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

22	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended September 30:
	2016[1]	2015[1]	2014[1]	2013[1]	2012

Net asset value, beginning of year	$11.73	$12.63	$12.87	$12.79	$11.72

Income (loss) from operations:
Net investment income	0.71	0.80	0.78	0.77	0.85
Net realized and unrealized gain (loss)	(0.04)	(1.17)	(0.15)	0.19	1.02
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.00) [2]	(0.00) [2]	(0.00) [2]	(0.01)	(0.01)
Total income (loss) from operations	0.67	(0.37)	0.63	0.95	1.86

Less distributions to common shareholders from:
Net investment income	(0.87)	(0.87)	(0.87)	(0.87)	(0.79)
Total distributions to common shareholders	(0.87)	(0.87)	(0.87)	(0.87)	(0.79)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—	0.34	—	—	—

Net asset value, end of year	$11.53	$11.73	$12.63	$12.87	$12.79

Market price, end of year	$10.70	$10.28	$11.55	$12.35	$13.41
Total return, based on NAV[3,4]	6.36%	(0.27)%[5]	4.97%	7.61%	16.46%
Total return, based on Market Price[6]	13.48%	(3.74)%	0.52%	(1.46)%	34.03%

Net assets applicable to common shareholders, end of year (millions)	$115	$117	$126	$128	$127

Ratios to average net assets:[7]
Gross expenses	2.37%	1.95%	1.92%	1.93%	1.88%
Net expenses	2.29 [8]	1.88 [8]	1.84 [8]	1.86 [8]	1.88
Net investment income	6.36	6.50	6.04	5.96	6.86

Portfolio turnover rate	45%	45%	63%	121%	68%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	—	$875	$35,000	$35,000	$35,000
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock	—	305%[9]	292%[9,10]	295%[9,10]	294%[9,10]
Asset Coverage, Per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock	—	$76,220 [9]	$72,916 [9]	$73,812 [9]	$73,426 [9]
Loan Outstanding, End of Year (000s)	$48,500	$56,000	$30,500	$30,500	$30,500
Asset Coverage Ratio for Loan Outstanding[11]	336%	310%	626%	634%	631%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[11]	$3,363	$3,096	$6,264 [10]	$6,341 [10]	$6,307 [10]
Weighted Average Loan (000s)	$50,790	$34,730	$30,500	$30,500	$30,500
Weighted Average Interest Rate on Loan	1.41%	1.18%	1.07%	1.14%	1.18%

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	23

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Stock at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been -3.25%.

[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock at the end of the period divided by the loan and auction rate cumulative preferred stock outstanding at the end of the period.

[10]	Added to conform to current period presentation.

[11]	Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock, if any, at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

24	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Corporate Loan Fund Inc. (formerly LMP Corporate Loan Fund Inc.) (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	25

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Senior loans:
Basic industry	—	$3,489,565	$1,043,782		$4,533,347
Capital goods	—	6,465,737	2,403,183		8,868,920
Communications	—	12,899,949	241,491		13,141,440
Consumer cyclical	—	35,208,198	1,193,663		36,401,861
Consumer non-cyclical	—	32,889,252	3,951,505		36,840,757
Electric	—	7,921,404	3,531,043		11,452,447
Energy	—	3,307,151	1,624,682		4,931,833
Industrial other	—	4,693,335	3,003,372		7,696,707
Technology	—	6,279,133	231,438		6,510,571
Transportation	—	6,748,764	2,131,140		8,879,904
Other senior loans	—	3,932,003	—		3,932,003
Corporate bonds & notes:
Energy	—	3,879,365	0	*	3,879,365
Other corporate bonds & notes	—	14,230,532	—		14,230,532
Common stocks:
Consumer discretionary	—	—	747,102		747,102
Energy	$881,808	566,825	—		1,448,633
Materials	542,596	—	—		542,596
Warrants	—	—	0	*	0	*
Total long-term investments	$1,424,404	$142,511,213	$20,102,401		$164,038,018
Short-term investments†	879,505	—	—		879,505
Total investments	$2,303,909	$142,511,213	$20,102,401		$164,917,523

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	27

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans
Investments in Securities	Basic Industry	Capital Goods	Communications	Consumer Cyclical	Consumer Non- Cyclical	Electric
Balance as of September 30, 2015	$2,556,305	$1,216,453	$305,551	$1,256,914	$5,984,771	$5,828,775
Accrued premiums/discounts	3,298	1,288	190	23,304	11,807	6,650
Realized gain (loss)[1]	(1,047,004)	(21,021)	359	(167,585)	(43)	604
Change in unrealized appreciation (depreciation)[2]	824,651	40,470	16,511	180,417	101,491	(180,495)
Purchases	159,612	1,443,860	—	1,561,561	698,750	533,500
Sales	(1,630,445)	(553,454)	(81,120)	(453,528)	(3,529,929)	(975,551)
Transfers into Level 3[3]	177,365	943,102	—	—	2,672,346	488,750
Transfers out of Level 3[4]	—	(667,515)	—	(1,207,420)	(1,987,688)	(2,171,190)
Balance as of September 30, 2016	$1,043,782	$2,403,183	$241,491	$1,193,663	$3,951,505	$3,531,043
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[2]	$755,923	$16,176	$16,040	$7,726	$(29,539)	$(177,616)

	Senior Loans				Corporate Bonds and Notes
Investments in Securities (cont’d)	Energy	Industrial Other	Technology	Transportation	Energy
Balance as of September 30, 2015	$1,715,600	$1,460,899	—	$1,555,400	—
Accrued premiums/discounts	1,278	5,286	—	302	—
Realized gain (loss)[1]	(440,284)	86	—	(13,933)	—
Change in unrealized appreciation (depreciation)[2]	108,810	82,234	$3,738	26,879	—
Purchases	680,179	1,691,261	227,700	2,107,798	$0	*
Sales	(1,205,210)	(25,243)	—	(1,545,306)	—
Transfers into Level 3[3]	764,309		—	—	—
Transfers out of Level 3[4]	—	(211,151)	—	—	—
Balance as of September 30, 2016	$1,624,682	$3,003,372	$231,438	$2,131,140	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[2]	$(94,805)	$79,495	$3,738	$28,519	—

28	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

	Common Stocks		Warrants
Investments in Securities (cont’d)	Consumer Discretionary				Total
Balance as of September 30, 2015	$871,404		—		$22,752,072
Accrued premiums/discounts	—		—		53,403
Realized gain (loss)[1]	0	*	—		(1,688,821)
Change in unrealized appreciation (depreciation)[2]	(124,302)		—		1,080,404
Purchases	—		$0	*	9,104,221
Sales	—		—		(9,999,786)
Transfers into Level 3[3]	—		—		5,045,872
Transfers out of Level 3[4]	—		—		(6,244,964)
Balance as of September 30, 2016	$747,102		$0	*	$20,102,401
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[2]	$(124,302)		—		$481,355

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	29

Notes to financial statements (cont’d)

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) were entitled to receive dividends in accordance with an auction that was normally held every 28 days and out of the monies that was legally available to shareholders.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less the Fund’s liabilities.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which

30	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $76,365 of Federal excise taxes attributable to calendar year 2015 in March 2016.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$76,365	—	$(76,365)
(b)	300,900	$(300,900)	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

(b)	Reclassifications are due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of consent fees.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	31

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and prior to April 1, 2016 was responsible for the day-to-day management of the Fund’s portfolio. Effective April 1, 2016, pursuant to a new subadvisory agreement, Western Asset Management Company (“Western”) became subadviser for the Fund, and assumed responsibility for the day-to-day management of the Fund’s portfolio. LMPFA continues to provide certain administrative and oversight services. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Prior to December 1, 2012, Citigroup Alternative Investments, LLC (“CAI”) was the Fund’s subadviser. CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to Preferred Stock, if any, plus proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Effective December 1, 2012, LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2017.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the year ended September 30, 2016, fees waived and/or expenses reimbursed amounted to $81,008.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$70,270,018
Sales	75,234,015

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,210,559
Gross unrealized depreciation	(8,047,012)
Net unrealized depreciation	$(4,836,453)

4. Derivative instruments and hedging activities

During the year ended September 30, 2016, the Fund did not invest in derivative instruments.

32	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company, which allows the Fund to borrow up to an aggregate amount of $65,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $65,000,000. The interest on the loan is calculated at a variable rate based on LIBOR, Fed Funds or Prime Rates plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended September 30, 2016 was $714,241. For the year ended September 30, 2016, the Fund incurred commitment fees of $31,478. For the year ended September 30, 2016, the Fund had an average daily loan balance outstanding of $50,789,617 and the weighted average interest rate was 1.41%. At September 30, 2016, the Fund had $48,500,000 of borrowings outstanding per this credit agreement.

6. Distributions to common shareholders subsequent to September 30, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/21/2016	10/28/2016	$0.0725
11/18/2016	11/25/2016	$0.0725
12/23/2016	12/30/2016	$0.0725
1/20/2017	1/27/2017	$0.0725
2/17/2017	2/24/2017	$0.0725

7. Auction rate cumulative preferred stock

During a portion of the year ended September 30, 2016, the Fund had 14 outstanding shares of Series A and 21 outstanding shares of Series B ARCPS. As described below, all of the Fund’s outstanding ARCPS were redeemed by the Fund during the year ended September 30, 2016. The ARCPS’ dividends were cumulative at a rate determined at an auction and the dividend period would typically be 28 days. The dividend rate could not exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorized an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	33

Notes to financial statements (cont’d)

may have paid higher maximum rates if the rating of the Fund’s ARCPS was lowered by the rating agencies.

The dividend rates ranged from 0.121% to 0.212% during the year ended September 30, 2016.

The ARCPS were redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which was the sum of $25,000 per share plus accumulated and unpaid dividends. ARCPS were otherwise not redeemable by holders of the shares.

The Fund was required to maintain certain asset coverages with respect to the ARCPS. If the Fund failed to maintain these asset coverages and did not cure any such failure within the required time period, the Fund was required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, acted as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent would pay to each broker/dealer, from monies the Fund provided, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer placed at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the year ended September 30, 2016, CGM earned $128 as a participating broker/dealer.

On May 18, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding Series A and Series B ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through June 23, 2015, the expiration date of the tender offer.

On June 29, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 686 Series A ARCPS and 679 Series B ARCPS, which represented 98.00% of outstanding Series A ARCPS and 97.00% of outstanding Series B ARCPS. In aggregate, the Fund accepted for payment 1,365 ARCPS, which represented 97.50% of its outstanding ARCPS. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

On November 12, 2015, the Board of Directors (the “Board”) approved the redemption of the remaining Series A ARCPS and Series B ARCPS, at the liquidation preference of $25,000 per share, plus any accumulated but unpaid dividends, on December 24, 2015 and December 31, 2015, respectively.

34	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended September 30, 2016, the Fund did not repurchase any shares pursuant to the stock repurchase program.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$8,644,248	$8,644,248
Ordinary income to auction rate cumulative preferred stockholders	394	35,898
Total distributions paid	$8,644,642	$8,680,146

As of September 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,222,113
Deferred capital losses*	(8,498,667)
Capital loss carryforward**	(18,122,432)
Other book/tax temporary differences(a)	(80,187)
Unrealized appreciation (depreciation)(b)	(4,836,453)
Total accumulated earnings (losses) — net	$(30,315,626)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of September 30, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2017	$(5,556,328)
9/30/2018	(12,566,104)
$(18,122,432)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	35

Notes to financial statements (cont’d)

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

36	Western Asset Corporate Loan Fund Inc. 2016 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Corporate Loan Fund Inc. (formerly, LMP Corporate Loan Fund Inc.) (the “Fund”), including the schedule of investments, as of September 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Corporate Loan Fund Inc. as of September 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2016

Western Asset Corporate Loan Fund Inc. 2016 Annual Report	37

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Corporate Loan Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

38	Western Asset Corporate Loan Fund Inc.

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Corporate Loan Fund Inc.	39

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

40	Western Asset Corporate Loan Fund Inc.

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	152
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Western Asset Corporate Loan Fund Inc.	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

42	Western Asset Corporate Loan Fund Inc.

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2019, year 2017 and year 2018, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Western Asset Corporate Loan Fund Inc.	43

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

44	Western Asset Corporate Loan Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Corporate Loan Fund Inc.	45

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by Computershare Inc. (“Computershare”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by Computershare, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date

46	Western Asset Corporate Loan Fund Inc.

will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-888-888-0151. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to Computershare Inc., 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by telephone at 1-888-888-0151.

Western Asset Corporate Loan Fund Inc.	47

Western Asset

Corporate Loan Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

TLI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Corporate Loan Fund Inc.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

FD01804 11/16 SR16-2915

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mrs. Kamerick as the Audit Committee’s financial expert. Mrs. Kamerick is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2015 and September 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,300 in 2015 and $62,900 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $58,800 in 2015 and $14,700 in 2016.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,140 in 2015 and $4,180 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Corporate Loan Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Corporate Loan Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Corporate Loan Fund Inc. during the reporting period were $0 in 2016.

(h) Yes. Western Asset Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	PROXY VOTING – LMPFA & Western Asset Management Company (and affiliates)

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA” or “Western Asset” or the “subadviser”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV contains a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Timothy J. Settel Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Portfolio Manager employed by Western Asset as an investment professional for at least the past five years; Mr. Settel has more than 20 years of investment industry experience.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset; employed by Western Asset as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2016.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech	Other Registered Investment Companies	105	$164.4 billion	None	None
	Other Pooled Vehicles	275	$95.4 billion	7	$1.6 billion
	Other Accounts	613	$184.5 billion	70	$19.1 billion

Timothy J. Settel	Other Registered Investment Companies	3	$2.5 billion	None	None
	Other Pooled Vehicles	11	$5.1 billion	2	$1.0 billion
	Other Accounts	7	$1.8 billion	1	$212 million

Michael C. Buchanan	Other Registered Investment Companies	44	$45.5 billion	None	None
	Other Pooled Vehicles	89	$38.8 billion	3	$1.1 billion
	Other Accounts	240	$81.6 billion	30	$11.7 billion

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2016.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Michael C. Buchanan	E
Timothy J. Settel	D

Dollar Range ownership is as follows:

A:   none

B:   $1 - $10,000

C:   10,001 - $50,000

D:   $50,001 - $100,000

E:   $100,001 - $500,000

F:   $500,001 - $1 million

G:   over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Corporate Loan Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 23, 2016